CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report of Sew Cal Logo, Inc. (the "Company") on Form 10-QSB for the period ending, a November 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Judy Songer, Chief Financial Officer of the Company, certifies to the best of her knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Quarterly Report on Form 10-QSB for the period ending November 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-QSB for the period ending November 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of Sew Cal Logo, Inc.

Dated: January 12, 2007

                                      SEW CAL LOGO, INC.

                                      By: /s/ Judy Songer
                                          ------------------------------
                                      Chief Financial Officer,